UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 11, 2004


                        Commission File Number 000-28638


                                 BMB MUNAI, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                        INTERUNION FINANCIAL CORPORATION
                       ---------------------------------
                           (Former name of registrant)


             DELAWARE                                      87-0250294
   --------------------------------             -------------------------------
   (State or other jurisdiction of              (I.R.S. Employer Identification
    incorporation or organization)                           Number)



                500 Fifth Avenue, Suite 4810, New York, New York
                ------------------------------------------------
                    (Address of principal executive offices)

                                      10110
                                   -----------
                                   (Zip Code)

                                 (212) 730-7919
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 11, 2004, the Company dismissed Mintz & Partners LLP, Chartered Accountants, from it position as the Company's independent accountants. The Company's board of directors participated in and approved the decision to change independent accountants.

         The audit report of Mintz & Partners LLP, on June 19, 2003, for the years ended March 31, 2003 and 2002, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

         In connection with its audits for the past two fiscal years and review of unaudited financial statements through September 30, 2003, there have been no disagreements with Mintz & Partners LLP, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Mintz & Partners LLP, would have caused them to make reference thereto on the financial statements.

         During the two most recent fiscal years and through September 20, 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

         The Company has provided Mintz & Partners LLP, a copy of this Form 8-K and has requested Mintz & Partners LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter provided to the Company by Mintz & Partners LLP in response to this request is filed as Exhibit 16.1 to this Form 10-QSB.

         On February 11, 2004, the Company engaged BDO Kazakhstanaudit, to serve as the Company's independent auditors. During the two most recent fiscal years and through September 30, 2003, the Company has not consulted with BDO Kazakhstanaudit regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by BDO Kazakhstanaudit that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Exhibits

                  16.1 Letter of Mintz & Partners LLP, dated February __, 2004 regarding the disclosure contained in Item 4 of this report on Form 8-K.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BMB MUNAI, INC.



Date: February 16, 2004                      By: /s/ Alexandre Agaian
                                                --------------------------------
                                                Alexandre Agaian, President



Date: February 16, 2004                      By: /s/ Gary Lerner
                                                --------------------------------
                                                 Gary Lerner, Secretary

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